UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2022

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626
(Address of principal executive offices)

714-599-5000
(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, the Company held its 2022 annual meeting of stockholders (“Annual Meeting”). Of 36,743,864 shares of common stock outstanding and entitled to vote as of April 8, 2022, the record date for the annual meeting, 34,201,199 shares were present in person or represented by proxy, or 93.08%, constituting a quorum. At the Annual Meeting the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2022.

The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

1.Election of directors

Proposal 1 was the election of four nominees to serve as Class II directors until the 2025 annual meeting or until their successors are duly elected and qualified. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nancy Faginas-Cody	31,725,577	167,934	2,307,688
Douglas J. Babb	26,000,021	5,893,490	2,307,688
William R. Floyd	25,732,828	6,160,683	2,307,688
Dean C. Kehler	23,312,821	8,580,690	2,307,688

2.	Ratification of appointment of BDO USA, LLP as the Company's independent registered public accounting firm

Proposal 2 was the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for 2022. The result of the vote was as follows:

Votes For	Votes Against	Abstentions
34,067,810	70,376	63,013

3.	Advisory vote regarding approval of the Company's named executive officers’ compensation

Proposal 3 was the non-binding advisory proposal regarding compensation of the Company's named executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,858,245	1,007,050	28,216	2,307,688

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: June 10, 2022	By:	/s/ Anne Jollay
		Name:	Anne Jollay
		Title:	Corporate Secretary